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                          Pruco Life Insurance Company
                        Strategic Partners Annuity One 3
                            Strategic Partners Plus 3

                         Supplement, dated July 3, 2003
                                       to
                         Prospectuses, dated May 1, 2003

In the section of each prospectus entitled "What Investment Options Can I Choose", under the heading "One-Year Fixed Interest Rate Option," each prospectus states that "[f]or the one-year fixed rate option, the minimum rate is between 1.5% to 3%, depending on your state's applicable law." In accordance with regulatory changes that have been adopted recently in a number of states, we are guaranteeing a minimum interest rate of less than 1.5% annually in certain states. Please talk to your agent and consult your contract for additional details.